SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 1, 1998



                           D & N FINANCIAL CORPORATION
         --------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




        DELAWARE                  333-50319                         34-2790646
     (State or other          (Commission File                     (IRS Employer
     jurisdiction of               Number)                        Identification
     incorporation)                                                      No.)


                   400 Quincy Street, Hancock, Michigan 49930
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (906) 482-2700



                                       N/A
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   OTHER EVENTS

     On December 1, 1998, Republic Bancorp Inc. ("Registrant") and D&N Financial Corporation ("D&N Financial") entered into an Agreement and Plan of Merger ("Merger Agreement"). Pursuant to the Merger Agreement, D&N Financial will merge with and into the Registrant, whereby the Registrant will be the surviving corporation ("Merger"). At the effective time of the Merger, each share of D&N Financial issued and outstanding common stock will be converted into 1.82 shares of the Registrant's common stock (or cash in lieu of fractional shares otherwise deliverable in respect thereof). The Merger has been structured as a tax-free exchange of shares and is to be accounted for as a pooling-of-interests. The Merger, which was approved by the board of directors of both companies, is subject to normal regulatory approvals and the approval of the shareholders of both companies.

     Simultaneously with the execution of the Merger Agreement, the Registrant also entered into a Stock Option Agreement with D&N Financial. Pursuant to the terms and conditions set forth in the Stock Option Agreement, D&N Financial granted the Registrant an option to acquire up to 1,823,837 fully paid and nonassessable shares of D&N Financial common stock at a price per share of $21.625, exercisable under certain circumstances. The Merger and Stock Option Agreements are attached as Exhibit 2.1 and Exhibit 2.2, respectively, hereto, and are incorporated herein by reference.

     A copy of the press release, dated December 1, 1998, jointly issued by Republic Bancorp Inc. and D&N Financial Corporation describing the merger is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Exhibits:

               Exhibit No.    Description
               -----------    -----------

                   2.1 Agreement and Plan of Merger, dated as of December 1, 1998, by and between D&N Financial Corporation, a Delaware corporation, and Republic Bancorp Inc., a Michigan corporation.

                   2.2 Stock Option Agreement, dated as of December 1, 1998, between Republic Bancorp Inc., a Michigan corporation, as grantee, and D&N Financial Corporation, a Delaware corporation, as issuer.

                  99.1        Press Release, dated December 1, 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exhcange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 D&N FINANCIAL CORPORATION
                                 ----------------------------------------
                                       (Registrant)


Date:  December 4, 1998          BY:   /s/ Kenneth R. Janson
                                    -------------------------------------
                                    Kenneth R. Janson
                                    Executive Vice President,
                                    Chief Financial Officer and Treasurer
                                    (Principal Financial and Accounting Officer)

                                 EXHIBIT INDEX


   Exhibit No.    Description
   -----------    -----------

       2.1 Agreement and Plan of Merger, dated as of December 1, 1998, by and between D&N Financial Corporation, a Delaware corporation, and Republic Bancorp Inc., a Michigan corporation.

       2.2 Stock Option Agreement, dated as of December 1, 1998, between Republic Bancorp Inc., a Michigan corporation, as grantee, and D&N Financial Corporation, a Delaware corporation, as issuer.

      99.1        Press Release, dated December 1, 1998.